Short-term Loans	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Short-term Loans

(11) SHORT-TERM LOAN

In June 2018, the prior president and director of ACG, Jack Huang, entered into a three-year Commercial Loan Facility (the “Facility”) with China Minsheng Bank Beijing Branch to borrow up to RMB 15,000,000 to support the working capital of ATA Education. The Facility is pledged by the real estate property of Gongyuan 16th floor owned by ATA Education, pursuant to which a corresponding three-year pledge agreement has been entered into between ATA Education and China Minsheng Bank Beijing Branch. Jack Huang and ATA Education also signed an agreement, pursuant to which all drawdowns received from China Minsheng Bank should be transferred to ATA Education and the interests of these drawdowns will be fully paid by ATA Education. ATA Education shall pay interest at 6.525% per annum on the commencement date for each drawdown. The interest rate is subject to potential adjustment based on premium interest rate stipulated by the People’s Bank of China. In June and July 2018, ATA Education has received a total of RMB 15,000,000 drawdowns and this loan has been fully repaid on October 15, 2018. On April 12, 2019, the real estate property of Gongyuan 16th floor was released from pledge and the Facility was terminated correspondingly.

The Group assumed several bank borrowings in the amount of short-term loan balance of RMB 13,991,000 in connection with Huanqiuyimeng Acquisition, among which RMB 9,000,000 was repaid during the period from August 6, 2019 to December 31, 2019. Interest expense of RMB 164,930 accrued from these bank borrowings was recognized for the same period in 2019. The outstanding short-term loan balance was RMB 4,991,000 as of December 31, 2019.